UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

GOLDEN NUGGET ONLINE GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38893	83-3593048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South, Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	GNOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 5, 2022 (the “Merger Effective Date”), DraftKings Holdings Inc. (formerly known as DraftKings Inc.), a Nevada corporation (“Old DraftKings”), and Golden Nugget Online Gaming, Inc., a Delaware corporation (“GNOG”), completed the previously announced merger transactions pursuant to the Agreement and Plan of Merger, dated as of August 9, 2021 (the “Merger Agreement”), by and among GNOG, Old DraftKings, DraftKings Inc. (formerly known as New Duke Holdco, Inc.), a Nevada corporation (“New DraftKings”), Duke Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of New DraftKings (“DraftKings Merger Sub”), and Gulf Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New DraftKings (“GNOG Merger Sub”). Effective as of 12:01 a.m. eastern time on the Merger Effective Date (the “DraftKings Merger Effective Time”), DraftKings Merger Sub merged with and into Old DraftKings (the “DraftKings Merger”), with Old DraftKings continuing as a direct subsidiary of New DraftKings. Effective as of 12:01 a.m. eastern time on the Merger Effective Date (the “GNOG Merger Effective Time” and, together with the DraftKings Merger Effective Time, the “Merger Effective Times”), (i) GNOG Merger Sub merged with and into GNOG (the “GNOG Merger” and, together with the DraftKings Merger, the “Mergers”), with GNOG continuing as a direct subsidiary of New DraftKings, and (ii) Landry’s Fertitta, LLC, a Texas limited liability company (“LF LLC”), contributed its 40.5% membership interest (the “LHGN Units”) in LHGN Holdco, LLC, a Delaware limited liability company and a subsidiary of GNOG (“LHGN LLC”), to New DraftKings (the “Contribution” and, together with the Mergers, the “Transactions”). As a result of the Transactions, Old DraftKings and GNOG became direct subsidiaries of New DraftKings.

Item 1.01 Entry into a Material Definitive Agreement.

Warrant Assumption Agreement

In connection with the consummation of the Mergers, on May 5, 2022, GNOG entered into an assignment and assumption agreement (the “Warrant Assumption Agreement”) with New DraftKings, Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), Computershare Trust Company, N.A., a federally chartered trust company (“CTC”), and Computershare Inc., a Delaware corporation (together with CTC, “Computershare”). Pursuant to the Warrant Assumption Agreement, (i) GNOG assigned to New DraftKings all of GNOG’s rights, interests and obligations in and under that certain Warrant Agreement, dated May 6, 2019, by and between Landcadia Holdings II, Inc. and Continental, as warrant agent (the “GNOG Warrant Agreement”), governing GNOG’s outstanding warrants to purchase Class A common stock, par value $0.0001 per share, of GNOG (“GNOG Class A Common Stock” and, such warrants, the “GNOG Warrants”) and (ii) Continental assigned all of its rights, interests and obligations under the GNOG Warrant Agreement to Computershare, in each case, on the terms and conditions set forth in the Warrant Assumption Agreement. Effective as of the GNOG Merger Effective Time, each of the outstanding GNOG Warrants became exercisable for 0.365 of a share of Class A common stock, par value $0.0001 per share, of New DraftKings (“New DraftKings Class A Common Stock”) on the existing terms and conditions of such GNOG Warrants, except as described in the Warrant Assumption Agreement.

The foregoing description of the Warrant Assumption Agreement does not purport to be complete and is qualified in its entirety by the full text of the Warrant Assumption Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Trademark License Agreement

As a condition to the completion of the Mergers, on May 5, 2022, GNOG’s wholly-owned subsidiary, Golden Nugget Online Gaming, LLC (“GNOG LLC”), entered into an Amended and Restated Trademark License Agreement (the “Trademark License Agreement”) with GNLV, LLC (“GNLV”) and Fertitta Entertainment, LLC (f/k/a Golden Nugget, LLC), pursuant to which GNLV granted GNOG LLC an exclusive (even as to GNLV and its affiliates), worldwide license to use and display the “GOLDEN NUGGET” and certain other trademarks owned by GNLV and its affiliates in connection with online and mobile gaming, online and mobile race and sports wagering, and online and mobile skills gaming (the “Online Gaming Business”).  GNOG LLC was also granted a limited, non-exclusive license to use and display the “GOLDEN NUGGET ONLINE GAMING” and “GNOG” trademarks and certain other trademarks reasonably related to the Online Gaming Business, in each case, solely to the extent required by third-party brick and mortar casino licensees for which GNOG LLC operates an Online Gaming Business and only as necessary to comply with applicable gaming laws and regulations. The Trademark License Agreement has an initial term of fifty (50) years, commencing on the Merger Effective Date, and the licenses provided thereunder are royalty bearing. The Trademark License Agreement terminates automatically if Crown Gaming Inc., a Delaware corporation and wholly-owned subsidiary of New DraftKings (“Crown”), elects not to renew or elects to terminate the Master Commercial Agreement, dated as of August 9, 2021, between Crown and Fertitta Entertainment, Inc., a Texas corporation and an affiliate of GNLV, in either case, in its entirety. The Trademark License Agreement may also be terminated by GNLV for certain uncured material breaches by GNOG LLC.   Except for the representations or warranties in the Merger Agreement and the Trademark License Agreement, the trademarks are licensed to GNOG LLC “as is.” GNLV agrees to indemnify GNOG LLC for losses arising out of claims that GNOG LLC's or its affiliates’ use or display of the licensed marks in accordance with the Trademark License Agreement infringes or dilutes third party intellectual property rights.  GNOG LLC agrees to indemnify GNLV and its affiliates for intellectual property infringement or dilution claims arising from GNOG LLC’s use or display of the licensed marks in violation of the Trademark License Agreement.

The foregoing description of the Trademark License Agreement does not purport to be complete and is qualified in its entirety by the full text of the Trademark License Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the consummation of the Mergers, on May 5, 2022, GNOG terminated the credit agreement, dated as of April 28, 2020, as amended from time to time, by and among GNOG LLC, Jefferies Finance LLC and the other parties thereto.

As provided in the Merger Agreement and in connection with the consummation of the Mergers, on May 5, 2022, the following agreements were terminated and all liabilities and obligations thereunder were deemed to be fully satisfied, extinguished and released: (i) Services Agreement, dated December 29, 2020, by and among GNOG LLC, Golden Nugget Atlantic City, LLC and Golden Nugget, LLC, and (ii) Tax Receivable Agreement, dated December 29, 2020, by and among GNOG (f/k/a Landcadia Holdings II, Inc.), LHGN LLC and LF LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At the DraftKings Merger Effective Time, each issued and outstanding share of Class A common stock, par value $0.0001 per share, of Old DraftKings (the “Old DraftKings Class A Common Stock”) and each issued and outstanding share of Class B common stock, par value $0.0001 per share, of Old DraftKings (together with the Old DraftKings Class A Common Stock, the “Old DraftKings Common Stock”) (other than shares of Old DraftKings Common Stock that were held in treasury by Old DraftKings not on behalf of a third party), were cancelled and converted into one validly issued, fully paid and non-assessable share of Class A common stock, par value $0.0001 per share, of New DraftKings (the “New DraftKings Class A Common Stock”) and Class B common stock, par value $0.0001 per share, of New DraftKings (the “New DraftKings Class B Common Stock” and, together with the New DraftKings Class A Common Stock, the “New DraftKings Common Stock”), respectively.

At the GNOG Merger Effective Time, each issued and outstanding share of GNOG Class A Common Stock (other than shares of GNOG Class A Common Stock held in treasury by GNOG not on behalf of a third party), was converted automatically into the right to receive 0.365 (the “Exchange Ratio”) of a duly authorized, validly issued, fully paid and nonassessable share of New DraftKings Class A Common Stock (such fraction of a share of New DraftKings Class A Common Stock, the “GNOG Merger Consideration”). No fractional shares of New DraftKings Class A Common Stock were issued in connection with the GNOG Merger, and the holders of GNOG Class A Common Stock received cash in lieu of any fractional shares of New DraftKings Class A Common Stock. Given that LF LLC (the holder of all of the issued and outstanding shares of Class B common stock, par value $0.0001 per share, of GNOG (the “GNOG Class B Common Stock” and, together with the GNOG Class A Common Stock, the “GNOG Common Stock”)) received the Contribution Consideration (as defined below) in connection with the Contribution, which also constituted consideration in respect of its shares of GNOG Class B Common Stock, LF LLC did not receive any GNOG Merger Consideration in connection with the GNOG Merger in respect of its shares of GNOG Class B Common Stock, which were instead cancelled at the GNOG Merger Effective Time.

At the GNOG Merger Effective Time, LF LLC contributed its LHGN Units to New DraftKings in exchange for a number of shares of New DraftKings Class A Common Stock equal to that which LF LLC would have received in the GNOG Merger based on the Exchange Ratio if it had caused LHGN LLC to redeem all of its LHGN Units in exchange for shares of GNOG Class A Common Stock on a one-for-one basis immediately prior to the GNOG Merger Effective Time (the “Contribution Consideration”).

As provided in the Merger Agreement, at the DraftKings Merger Effective Time, each outstanding restricted stock unit of Old DraftKings (each, an “Old DraftKings RSU”) and each outstanding option to purchase Old DraftKings Common Stock (each, an “Old DraftKings Option”) issued under the DraftKings Inc. 2020 Incentive Award Plan, the DraftKings Inc. Employee Stock Purchase Plan, the DraftKings Inc. 2017 Equity Incentive Plan, the DraftKings Inc. 2012 Stock Option & Restricted Stock Incentive Plan and the SBTech (Global) Limited 2011 Global Share Option Plan (collectively, the “Old DraftKings Stock Plans”) was automatically converted into an equivalent restricted stock unit denominated in shares of New DraftKings Common Stock and an equivalent option exercisable for shares of New DraftKings Common Stock, respectively, with each otherwise having the same terms as the Old DraftKings RSUs and Old DraftKings Options, respectively, immediately prior to the DraftKings Merger Effective Time.

As provided in the Merger Agreement, at the GNOG Merger Effective Time:

•	all outstanding restricted stock units of GNOG (each, a “GNOG RSU”) that (i) were outstanding on the date of the Merger Agreement or (ii) were issued to existing GNOG employees prior to the closing of the Mergers in accordance with existing arrangements, in each case, vested, were canceled and entitled the holder thereof to receive a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Common Stock subject to such GNOG RSU immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, less a number of shares of New DraftKings Class A Common Stock equal to any applicable withholding taxes. All other outstanding GNOG RSUs were automatically converted into an equivalent restricted stock unit of New DraftKings that entitles the holder thereof to a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Common Stock subject to such GNOG RSU immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, less a number of shares of New DraftKings Class A Common Stock equal to any applicable withholding taxes; and

•	each outstanding private warrant to purchase GNOG Common Stock issued by GNOG (each, a “GNOG Warrant”) was automatically converted into an equivalent warrant of New DraftKings that allows the holder thereof to purchase a number of shares of New DraftKings Class A Common Stock equal to the number of shares of GNOG Class A Common Stock subject to such GNOG Warrant immediately prior to the GNOG Merger Effective Time multiplied by the Exchange Ratio, at an exercise price equal to the per share exercise price of such GNOG Warrant immediately prior to the GNOG Merger Effective Time divided by the Exchange Ratio.

Other than certain shares issued to Jason Robins and Tilman Fertitta and their respective affiliates, the issuance of shares of New DraftKings Class A Common Stock to stockholders of Old DraftKings and stockholders of GNOG in connection with the Transactions, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-260174) (as amended, the “Registration Statement”), filed by New DraftKings with the Securities and Exchange Commission (“SEC”) and declared effective on December 9, 2021. The joint information statement/prospectus of New DraftKings, Old DraftKings and GNOG (the “Joint Information Statement/Prospectus”) included in the Registration Statement contains additional information about the Mergers and the related transactions. The description of New DraftKings Common Stock set forth in the Joint Information Statement/Prospectus is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about New DraftKings, Old DraftKings or GNOG, and should not be relied upon as disclosure about New DraftKings, Old DraftKings or GNOG without consideration of the periodic and current reports and statements that New DraftKings, Old DraftKings and/or GNOG file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and you should not rely on them as statements of fact.

Prior to the Merger Effective Times, shares of Old DraftKings Class A Common Stock and shares of GNOG Class A Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on The Nasdaq Global Select Market (in the case of Old DraftKings Class A Common Stock) and The Nasdaq Global Market (in the case of GNOG Class A Common Stock) (collectively, the “Nasdaq”). As a result of the Transactions, shares of Old DraftKings Class A Common Stock and shares of GNOG Class A Common Stock will no longer be traded or listed on the Nasdaq, and will be substituted for shares of New DraftKings Class A Common Stock listed on The Nasdaq Global Select Market. As of the open of trading on May 5, 2022, shares of New DraftKings Class A Common Stock will trade on The Nasdaq Global Select Market under the ticker symbol “DKNG.” Each of Old DraftKings and GNOG expects to file a Form 15 with the SEC to terminate their respective registrations under the Exchange Act in respect of the shares of Old DraftKings Class A Common Stock and the shares of GNOG Class A Common Stock, respectively, and suspend their respective reporting obligations under Sections 12(g) and 15(d) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note, Item 2.01 and Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective immediately following the GNOG Merger Effective Time, the directors of GNOG ceased to be directors of GNOG pursuant to the terms of the Merger Agreement, and the directors of GNOG Merger Sub immediately prior to the GNOG Merger Effective Time became the directors of GNOG. The names of the directors of GNOG, effective immediately following the GNOG Merger Effective Time, are Paul Liberman and Jason Park.

Executive Officers

Effective immediately following the GNOG Merger Effective Time, the officers of GNOG Merger Sub immediately prior to the GNOG Merger Effective Time became the officers of GNOG. The names of the officers of GNOG and their respective positions, in each case effective immediately following the GNOG Merger Effective Time, are indicated below:

Name	Title
Paul Liberman	Chief Executive Officer and President
Jason Park	Chief Financial Officer and Treasurer
R. Stanton Dodge	Secretary
Faisal Hasan	Assistant Secretary

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the GNOG Merger and pursuant to the Merger Agreement, at the GNOG Merger Effective Time, GNOG’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of GNOG’s Fifth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 9, 2021, by and among Old DraftKings, New DraftKings, GNOG, DraftKings Merger Sub and GNOG Merger Sub (incorporated by reference to Exhibit 2.1 of GNOG’s Current Report on Form 8-K/A filed with the SEC on August 10, 2021).

3.1	Fifth Amended and Restated Certificate of Incorporation of GNOG, effective as of May 5, 2022.

3.2	Amended and Restated Bylaws of GNOG, effective as of May 5, 2022.

4.1	Assignment and Assumption Agreement, dated as of May 5, 2022, by and among New DraftKings, GNOG, Continental, and Computershare.

10.1+	Amended and Restated Trademark License Agreement, dated as of May 5, 2022, by and among Fertitta Entertainment, LLC (f/k/a Golden Nugget, LLC), GNLV and GNOG LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. GNOG agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

+ Certain confidential information – identified by bracketed asterisks “[***]” – has been omitted from this exhibit pursuant to Item 601(b)(10) of Regulation S-K. GNOG agrees to furnish supplementally a copy of an unredacted copy to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN NUGGET ONLINE GAMING, INC.

Date: May 5, 2022	By:	/s/ R. Stanton Dodge
Name: R. Stanton Dodge
Title: Secretary